Exhibit 10.36

EXECUTION COPY

AMENDMENT NO. 1

Dated as of September 26, 2012

to

CREDIT AGREEMENT

Dated as of March 5, 2012

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of September 26, 2012 by and among H.B. Fuller Company, a Minnesota corporation (the “Company”), the Foreign Subsidiary Borrowers party hereto (together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of March 5, 2012 by and among the Company, the Foreign Subsidiary Borrowers from time to time party thereto, the financial institutions from time to time party thereto as Lenders and the Administrative Agent (as amended prior to the date hereof, the “Credit Agreement”). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to the following amendment to the Credit Agreement.

1. Amendment to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, clause (l) of Section 6.04 of the Credit Agreement is hereby amended and restated to read as follows:

(l) any other investment, loan, advance or Guarantee not otherwise permitted by this Section (other than acquisitions, but including investments or capital contributions by the Company or any Subsidiary in Joint Ventures) so long as the aggregate amount outstanding of all such investments, loans, advances and Guarantees does not exceed $75,000,000 during the term of this Agreement.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors and (ii) from the Company payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including reasonable legal fees and expenses) in connection with this Amendment.

3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute a legal, valid and binding obligation of such Borrower, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default and (ii) the representations and warranties of such Borrower set forth in the Credit Agreement (other than the representation contained in Section 3.04(b) of the Credit Agreement) are true and correct in all material respects (or are true and correct in all respects if the applicable representation and warranty is qualified by materiality or Material Adverse Effect).

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness of Section 1 hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

H.B. FULLER COMPANY

By:	/s/ Cheryl A. Reinitz
Name:	Cheryl A. Reinitz
Title:	Vice President & Treasurer

H.B. FULLER FINANCE (IRELAND)

By:	/s/ Cheryl A. Reinitz
Name:	Cheryl A. Reinitz
Title:	Director

Signature Page to Amendment No. 1

H.B. Fuller Company

Credit Agreement dated as of March 5, 2012

JPMORGAN CHASE BANK, N.A.,
as a Lender and as Administrative Agent

By:	/s/ Richard Barritt
Name:	Richard Barritt
Title:	Associate

Signature Page to Amendment No. 1

H.B. Fuller Company

Credit Agreement dated as of March 5, 2012

CITIBANK, N.A.,
as a Lender

By:	/s/ John Tucker
Name:	John Tucker
Title:	Vice President

Signature Page to Amendment No. 1

H.B. Fuller Company

Credit Agreement dated as of March 5, 2012

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Christine Howatt
Name:	Christine Howatt
Title:	Authorized Signatory

Signature Page to Amendment No. 1

H.B. Fuller Company

Credit Agreement dated as of March 5, 2012

MORGAN STANLEY BANK, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1

H.B. Fuller Company

Credit Agreement dated as of March 5, 2012

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Anthony Q. Richardson
Name:	Anthony Q. Richardson
Title:	Senior Vice President

Signature Page to Amendment No. 1

H.B. Fuller Company

Credit Agreement dated as of March 5, 2012

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Philip K. Liebscher
Name:	Philip K. Liebscher
Title:	Senior Vice President

Signature Page to Amendment No. 1

H.B. Fuller Company

Credit Agreement dated as of March 5, 2012

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1

H.B. Fuller Company

Credit Agreement dated as of March 5, 2012

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Gregory Strauss
Name:	Gregory Strauss
Title:	Director

Signature Page to Amendment No. 1

H.B. Fuller Company

Credit Agreement dated as of March 5, 2012

THE NORTHERN TRUST COMPANY,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1

H.B. Fuller Company

Credit Agreement dated as of March 5, 2012

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Graeme Robertson
Name:	Graeme Robertson
Title:	Director

Signature Page to Amendment No. 1

H.B. Fuller Company

Credit Agreement dated as of March 5, 2012

CONSENT AND REAFFIRMATION

The undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of March 5, 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among H.B. Fuller Company, the Foreign Subsidiary Borrowers from time to time party thereto, the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., in its individual capacity as a Lender and in its capacity as contractual representative (the “Administrative Agent”), which Amendment No. 1 is dated as of September 26, 2012 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: September 26, 2012

H.B. FULLER CONSTRUCTION PRODUCTS INC.

By:	/s/ Cheryl A. Reinitz
Name:	Cheryl A. Reinitz
Title:	Treasurer

Signature Page to Consent and Reaffirmation to Amendment No. 1

H.B. Fuller Company

Credit Agreement dated as of March 5, 2012